UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 30, 2007
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                    Puradyn Filter Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-29192                                          14-1708544
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(Commission File Number)                       (IRS Employer Identification No.)

2017 High Ridge Road, Boynton Beach, Florida                            33426
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (561) 547-9499
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [_] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange
             Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD

On October 30, 2007, Puradyn Filter Technologies Incorporated issued a press release announcing that initial orders have been placed for the PURADYN(R) oil filtration system by one of the largest global providers of innovative mechanical solutions, technology, and services for the oil and gas industry.

A copy of the press release issued by the Company on October 30, 2007, is filed as an exhibit herewith.

      (c)         Exhibits

                  99.1     Press release of the Company dated October 30, 2007.

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PURADYN FILTER TECHNOLOGIES INCORPORATED


                                        By: /s/ Joseph V. Vittoria
                                            ------------------------------------
                                            Joseph V. Vittoria, Chairman and
                                            Chief Executive Officer

DATED:  October 30, 2007

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